SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    January 15, 2003




                              Hibernia Corporation
             (Exact name of registrant as specified in its charter)




 Louisiana                     1-10294                         72-0724532
(State or other              (Commission                     (IRS Employer
jurisdiction of              File Number)                  Identification No.)
incorporation)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 7(c).  Exhibits.

         The exhibit listed below is furnished pursuant to Item 9 hereof under Regulation FD as a part of this current report on Form 8-K.

Exhibit No.                Description

99.26                      News Release issued by the Registrant
                           on January 15, 2003


Item 9.  Regulation FD Disclosure.

         On January 15, 2003, Hibernia Corporation issued a news release dated January 15, 2003 which is attached as an exhibit hereto and incorporated by reference into this item 9.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HIBERNIA CORPORATION
                                      (Registrant)


Date: January 15, 2003                By:  /s/ Cathy E. Chessin
                                      -------------------
                                      Cathy E. Chessin
                                      Senior Vice President, Secretary and
                                      Corporate Counsel



                                  EXHIBIT INDEX

Exhibit No.                        Description                         Page No.

99.26                        News Release Issued by the                   3
                             Registrant on January 15, 2003

                                                                EXHIBIT 99.26

FOR IMMEDIATE RELEASE
January 15, 2003

MEDIA INQUIRIES:                                  INVESTOR INQUIRIES:
Steven Thorpe--Vice President,             Trisha Voltz--Senior Vice President
Corporate Communications                   and Manager, Investor Relations
Office: (504) 533-2753                     Office: (504) 533-2180
E-mail: sthorpe@hibernia.com               E-mail: tvoltz@hibernia.com



     Hibernia Earns $250 Million in 2002, Posts 16% EPS Growth and Improved
                    Asset Quality; Assets Exceed $17 Billion


      NEW ORLEANS - Hibernia Corporation today reported 2002 net income of $249.9 million, up 14% from $218.8 million a year earlier. Earnings per common share (EPS) and EPS assuming dilution for 2002 were $1.59 and $1.56, up 16% from $1.37 and $1.35, respectively, a year earlier.
      Fourth-quarter 2002 net income totaled $64.9 million, up 15% from $56.4 million a year earlier. EPS and EPS assuming dilution for fourth-quarter 2002 were $0.42 and $0.41, up 17% from $0.36 and $0.35, respectively, a year earlier.
      Net income for 2002 increased 8% from $230.3 million a year earlier after adjusting to exclude goodwill amortization, which was eliminated beginning in 2002 under a new accounting rule. On the same basis, EPS and EPS assuming dilution for 2002 were up 10% from $1.45 and $1.42, respectively, a year earlier.
      Fourth-quarter 2002 net income was up 10% from $59.2 million a year earlier after adjusting to exclude goodwill amortization. On the same basis, EPS and EPS assuming dilution for fourth-quarter 2002 increased 11% from $0.38 and $0.37 a year earlier.
      Net income excluding non-cash provisions for the temporary impairment of mortgage servicing rights would have been $264.9 million for full-year 2002 and $70.1 million for the fourth quarter. On the same basis, EPS assuming dilution for the full year and fourth quarter would have been $1.66 and $0.44, respectively.
      "We're pleased to report that Hibernia produced quality, stable earnings in 2002 and took important steps to position the company for growth and success in 2003 and beyond," said Herb Boydstun, president and CEO. "We ended 2002 with a solid fourth quarter, as our people again increased sales and improved service in a slow economy, just as they had in the first three quarters of the year."

FINANCIAL PERFORMANCE DATA
FOURTH QUARTER                  2002                2001               CHANGE
------------------------------- ------------------- ------------------ -------------
Net income                      $64.9 million       $56.4 million      +15%
------------------------------- ------------------- ------------------ -------------
EPS assuming dilution           $0.41               $0.35              +17%
------------------------------- ------------------- ------------------ -------------
ROA                             1.53%               1.38%              +15 bp
------------------------------- ------------------- ------------------ -------------
ROCE                            15.66%              14.51%             +115 bp
------------------------------- ------------------- ------------------ -------------
Revenue                         $275.4 million      $261.2 million     +5%
------------------------------- ------------------- ------------------ -------------
Net interest margin             4.50%               4.58%              -8 bp
------------------------------- ------------------- ------------------ -------------
12 MONTHS                       2002                2001               CHANGE
------------------------------- ------------------- ------------------ -------------
Net income                      $249.9 million      $218.8 million     +14%
------------------------------- ------------------- ------------------ -------------
EPS assuming dilution           $1.56               $1.35              +16%
------------------------------- ------------------- ------------------ -------------
ROA                             1.51%               1.33%              +18 bp
------------------------------- ------------------- ------------------ -------------
ROCE                            15.43%              14.42%             +101 bp
------------------------------- ------------------- ------------------ -------------
Revenue                         $1.1 billion        $1.0 billion       +7%
------------------------------- ------------------- ------------------ -------------
Net interest margin             4.62%               4.39%              +23 bp
------------------------------- ------------------- ------------------ -------------

      During 2002, Hibernia successfully launched Completely Free Checking programs for consumers and small businesses, creating added value for customers while establishing a foundation for the company to attract more lower-cost deposits and add revenue through cross-selling opportunities. The continued improvement in asset quality was reflected in reduced loan loss provision expense and strengthened loan loss reserves. In addition, Hibernia began to implement a Texas expansion program.
      Results for 2002 include non-cash provisions totaling $23.2 million for the temporary impairment of mortgage servicing rights and net securities losses of $13.4 million. Results for 2001 include $12.3 million in non-cash provisions for the temporary impairment of mortgage servicing rights, net securities losses of $8.9 million and a net gain of $10.4 million in the second quarter from the securitization of approximately $600 million of indirect auto loans. The net securities losses for both years were primarily related to private-equity investments.

Summary of financial performance
      Net income for 2002 would have been $273.6 million, up 15% from a year earlier, excluding goodwill amortization, non-cash provisions for the temporary impairment of mortgage servicing rights, securities transactions and the second-quarter 2001 indirect auto securitization gain. Fourth-quarter 2002 net income would have been $71.4 million, or 12% higher than a year earlier, excluding goodwill amortization, non-cash provisions for the temporary impairment of mortgage servicing rights and securities transactions.
      Hibernia originated a record $5.3 billion in mortgage loans in 2002, up 18% from $4.5 billion a year earlier, as consumers took advantage of low interest rates throughout the year. The low-rate environment triggered a significant increase in the speed of mortgage-loan prepayments, especially in the second half of the year. In the fourth quarter, Hibernia recorded an $8 million non-cash provision for the temporary impairment of mortgage-servicing rights. This increased Hibernia's reserve for mortgage-servicing impairment to $38.5 million at year-end.
      A rise in interest rates could result in a slowdown in mortgage-loan prepayment speeds and allow Hibernia to reverse some of the temporary mortgage impairment reserve. Mortgage banking is a key contributor to Hibernia's success, with 2002 mortgage-loan production generating record noninterest income. This included origination and servicing fees of $35.5 million and a gain on sales of mortgage loans of $28.0 million, up 21% and 33%, respectively, from a year earlier.
      Revenues for full-year and fourth-quarter 2002 were $1.1 billion and $275.4 million, respectively, up 7% and 5% from $1.0 billion and $261.2 million in year-earlier periods. Excluding the second-quarter 2001 indirect auto securitization gain, 2002 revenues would have increased 9% from the previous year.
      The net interest margin remained strong in 2002, as the company continued to benefit from the low-interest-rate environment and the positive performance of Completely Free Checking. The margin was 4.62% for the year, compared to 4.39% for 2001, and 4.50% for fourth-quarter 2002, compared to 4.58% for the year-earlier quarter.
      For full-year and fourth-quarter 2002, net interest income increased to $704.2 million and $176.4 million, up 6% and 2%, respectively, from year-earlier periods.
      Hibernia maintained a strong emphasis on increasing noninterest income in 2002. For the full year and fourth quarter, noninterest income totaled $352.9 million and $95.0 million, up 10% and 9%, respectively, from $320.6 million and $87.0 million in year-earlier periods. Excluding securities transactions, noninterest income for full-year and fourth-quarter 2002 totaled $366.3 million and $97.0 million, up 11% and 12% from year-earlier periods. Excluding securities transactions and adjusted for the second-quarter 2001 net indirect auto securitization gain, noninterest income for 2002 increased 15% from a year earlier. Specialized businesses further contributed to the growth in noninterest income. Fees in 2002 from credit, debit and ATM cards and from insurance, investment banking and mortgage banking showed double-digit growth from a year earlier.
      Excluding securities transactions, noninterest income as a percentage of revenues was 34% and 35% for full-year and fourth-quarter 2002.

Asset quality
o The provision for loan losses was $80.6 million for the year, down 17% from $97.3 million in 2001, and $15.0 million for the fourth quarter, down 49% from $29.3 million a year earlier.
o Net charge-offs were $63.6 million for the year, down 12% from $72.4 million in 2001, and $14.6 million for the fourth quarter, down 7% from $15.7 million a year earlier.
o The net charge-off ratio for 2002 was 0.56%, compared to 0.62% for 2001. The annualized net charge-off ratio for the fourth quarter was 0.51%, compared to 0.56% a year earlier and 0.64% for third-quarter 2002. The net charge-off ratio was: consumer, 0.65%, compared to 0.54% and 0.60%; commercial, -0.02%, compared to 0.53% and 0.44%; and small-business, 0.76%, compared to 0.64% and 0.95%.
o Nonperforming assets at the end of 2002 declined to $61.7 million, compared to $78.2 million a year earlier and $65.3 million at Sept. 30, 2002.
o Nonperforming loans at the end of 2002 declined to $54.9 million, compared to $70.9 million a year earlier and $58.9 million at Sept. 30, 2002.
o The nonperforming asset ratio at the end of 2002 declined to 0.54%, compared to 0.69% a year earlier and 0.57% at Sept. 30, 2002, and the nonperforming loan ratio was 0.48%, compared to 0.63% and 0.52%.
o Reserve coverage of nonperforming loans at the end of 2002 improved to 388%, compared to 276% a year earlier and 361% at Sept. 30, 2002. Reserve coverage of total loans at the end of 2002 was 1.85%, compared to 1.74% a year earlier and 1.86% at Sept. 30, 2002.
o Shared national credits totaled $803 million at the end of 2002, compared to $873 million a year earlier and $821 million at Sept. 30, 2002.

Additional results
      Deposits at the end of 2002 totaled $13.5 billion, up 4% from $13.0 billion a year earlier, and loans were $11.5 billion, up 2% from $11.2 billion. Noninterest-bearing deposits for 2002 totaled $2.9 billion, up 15% from a year earlier.
      Noninterest expense for full-year and fourth-quarter 2002 was $593.7 million and $156.8 million, up 8% and 9% from year-earlier periods and up 10% and 12% after adjusting to exclude goodwill amortization. On that same basis and excluding non-cash provisions for temporary impairment of mortgage-servicing rights, noninterest expense for full-year and fourth-quarter 2002 was $570.5 million and $148.8 million, up 8% and 12% from year-earlier periods. Higher amortization of mortgage servicing rights and advertising and promotional expense related to Completely Free Checking contributed to the increase in expenses in 2002.
      Returns on assets for full-year and fourth-quarter 2002 improved to 1.51% and 1.53%, respectively, from 1.33% and 1.38% a year earlier. Returns on common equity improved to 15.43% and 15.66% from 14.42% and 14.51%.
      Hibernia's strong capital position is reflected in the 8.45% fourth-quarter leverage ratio, which compares to 8.14% a year earlier and 8.50% at the end of third-quarter 2002. The company repurchased 752,000 shares of its common stock in the fourth quarter, bringing the number of shares repurchased for the year to approximately 5.5 million. Hibernia's board of directors in October 2002 authorized the repurchase of up to 3.5 million shares through October 2003.
      The company reported total assets exceeding $17 billion for the first time in company history.
      Efforts aimed at making Hibernia a strong sales organization continued in 2002, as the company developed and enhanced training and incentive programs for employees.

Texas expansion
      As the first step in its previously announced Texas expansion program, Hibernia opened a commercial financial center in Addison, just north of Dallas, in the fourth quarter. The center's staff will include experienced commercial bankers and specialists in a wide range of areas, including treasury management, mortgage banking, private banking, investor real estate, corporate finance, commercial real estate and more.
      By the end of 2006, Hibernia plans to open up to 50 sales offices in the high-growth suburbs of certain major Texas cities, beginning with the Dallas/Fort Worth metroplex. "Our new Texas offices will feature a contemporary, visually exciting layout designed to quickly guide customers to the right products and services," Boydstun said. "The overall effect will be a better banking experience." Also in the fourth quarter, the company identified suburban Dallas sites for future new sales offices.
      A live listen-only audio Webcast of management's conference call with analysts and the media will be available beginning at 1 p.m. CT today on the company's Internet site (www.hibernia.com). The conference also will be available in archived format at the same address until Jan. 31.
      Hibernia, a Forbes 500 company, has $17.4 billion in assets and 261 locations in 34 Louisiana parishes and 17 Texas and two Mississippi counties. Hibernia Corporation's common stock (HIB) is listed on the New York Stock Exchange.


--------------------------------------------------------------------------------
Statements in this report that are not historical facts should be considered forward-looking statements with respect to Hibernia. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, unforeseen local, regional, national or global events, economic conditions, asset quality, interest rates, prepayment speeds, loan demand, monetary policy, changes in laws and regulations, the level of success of the company's asset/liability management strategies as well as its marketing, product development, sales and other strategies, and changes in the assumptions used in making the forward-looking statements could cause actual results to differ materially from those contemplated by the forward-looking statements. Hibernia undertakes no obligation to update or revise forward-looking statements to reflect subsequent circumstances, events or information or for any other reason.
--------------------------------------------------------------------------------

FINANCIAL INFORMATION
(Unaudited)
SUMMARY OF OPERATIONS
($ in thousands, except per-share data)                                                 THREE MONTHS ENDED
                                                                 December 31     December 31              September 30
                                                                     2002             2001       CHANGE       2002        CHANGE
                                                                 ------------     -----------  ---------- -----------   ---------
  Interest income                                                   $240,679        $262,169        (8)%    $252,682        (5)%
  Interest expense                                                    64,256          89,767       (28)       70,517        (9)
                                                                 ------------     -----------             -----------
      Net interest income                                            176,423         172,402         2       182,165        (3)
  Provision for loan losses                                           15,000          29,250       (49)       18,125       (17)
                                                                 ------------     -----------             -----------
      Net interest income after provision                            161,423         143,152        13       164,040        (2)
                                                                 ------------     -----------             -----------
  Noninterest income:
      Service charges on deposits                                     37,144          32,380        15        35,998         3
      Card-related fees                                               10,861           8,427        29        10,319         5
      Mortgage loan origination and servicing fees                     9,322           8,279        13         9,288         -
      Retail investment fees                                           6,200           7,494       (17)        8,028       (23)
      Trust fees                                                       5,693           6,072        (6)        6,027        (6)
      Insurance                                                        3,860           2,976        30         4,289       (10)
      Investment banking                                               3,309           3,360        (2)        2,965        12
      Other service, collection and exchange charges                   5,792           5,047        15         4,707        23
      Gain on sales of mortgage loans                                 12,389           8,803        41         3,498       254
      Other operating income                                           2,444           3,726       (34)        5,407       (55)
      Securities gains (losses), net                                  (1,983)            424      (568)       (1,399)      (42)
                                                                ------------     -----------             -----------
            Noninterest income                                        95,031          86,988         9        89,127         7
                                                                ------------     -----------             -----------
  Noninterest expense:
      Salaries and employee benefits                                  72,598          69,775         4        72,607         -
      Occupancy and equipment                                         17,150          17,511        (2)       17,053         1
      Data processing                                                  9,245           7,754        19         8,459         9
      Amortization of goodwill                                             -           3,102      (100)            -         -
      Amortization of other intangibles                               19,459          14,267        36        22,980       (15)
      Advertising and promotional expense                              6,037           3,549        70         6,035         -
      Stationery and supplies, postage and telecommunications          6,723           5,818        16         6,382         5
      Other operating expense                                         25,583          21,913        17        23,823         7
                                                                 ------------     -----------             -----------
            Noninterest expense                                      156,795         143,689         9       157,339         -
                                                                 ------------     -----------             -----------
  Income before income taxes                                          99,659          86,451        15        95,828         4
  Income tax expense                                                  34,729          30,060        16        32,672         6
                                                                 ------------     -----------             -----------
  Net income                                                         $64,930         $56,391        15 %     $63,156         3 %
                                                                 ============     ===========             ===========
  Net income applicable to common shareholders                       $64,930         $56,391        15 %     $63,156         3 %
                                                                 ============     ===========             ===========
  Adjusted net income(1)                                             $64,930         $59,203        10 %     $63,156         3 %
                                                                 ============     ===========             ===========
  Adjusted net income applicable to common shareholders(1)           $64,930         $59,203        10 %     $63,156         3 %
                                                                 ============     ===========             ===========
  Net income per common share                                          $0.42           $0.36        17 %       $0.40         5 %
  Net income per common share - assuming dilution                      $0.41           $0.35        17 %       $0.40         3 %
  Return on average assets                                              1.53 %          1.38 %      15 bp       1.54 %      (1)bp
  Return on average common equity                                      15.66 %         14.51 %     115 bp      15.51 %      15 bp

Adjusted financial data(1):
    Net income per common share                                        $0.42           $0.38        11 %       $0.40         5 %
    Net income per common share - assuming dilution                    $0.41           $0.37        11 %       $0.40         3 %

(1) Excludes amortization of goodwill

FINANCIAL INFORMATION
(Unaudited)
SUMMARY OF OPERATIONS
($ in thousands, except per-share data)                                        YEAR ENDED
                                                                December 31    December 31
                                                                    2002             2001       CHANGE
                                                                ------------     -----------  ----------
  Interest income                                                  $987,094      $1,159,400       (15)%
  Interest expense                                                  282,857         494,729       (43)
                                                                ------------     -----------
      Net interest income                                           704,237         664,671         6
  Provision for loan losses                                          80,625          97,250       (17)
                                                                ------------     -----------
      Net interest income after provision                           623,612         567,421        10
                                                                ------------     -----------
  Noninterest income:
      Service charges on deposits                                   138,857         117,265        18
      Card-related fees                                              39,949          32,521        23
      Mortgage loan origination and servicing fees                   35,485          29,366        21
      Retail investment fees                                         30,488          27,953         9
      Trust fees                                                     24,394          25,851        (6)
      Insurance                                                      16,137          13,338        21
      Investment banking                                             15,033          13,355        13
      Other service, collection and exchange charges                 20,769          18,776        11
      Gain on sales of mortgage loans                                27,987          21,073        33
      Other operating income                                         17,159          30,041       (43)
      Securities gains (losses), net                                (13,353)         (8,921)      (50)
                                                                ------------     -----------
            Noninterest income                                      352,905         320,618        10
                                                                ------------     -----------
  Noninterest expense:
      Salaries and employee benefits                                289,264         277,508         4
      Occupancy and equipment                                        68,221          69,103        (1)
      Data processing                                                34,560          31,427        10
      Amortization of goodwill                                            -          12,668      (100)
      Amortization of other intangibles                              57,910          33,936        71
      Advertising and promotional expense                            22,471          15,877        42
      Stationery and supplies, postage and telecommunications        25,577          25,258         1
      Other operating expense                                        95,694          85,012        13
                                                                ------------     -----------
            Noninterest expense                                     593,697         550,789         8
                                                                ------------     -----------
  Income before income taxes                                        382,820         337,250        14
  Income tax expense                                                132,963         118,452        12
                                                                ------------     -----------
  Net income                                                       $249,857        $218,798        14 %
                                                                ============     ===========
  Net income applicable to common shareholders                     $249,857        $214,298        17 %
                                                                ============     ===========
  Adjusted net income(1)                                           $249,857        $230,307         8 %
                                                                ============     ===========
  Adjusted net income applicable to common shareholders(1)         $249,857        $225,807        11 %
                                                                ============     ===========
  Net income per common share                                         $1.59           $1.37        16 %
  Net income per common share - assuming dilution                     $1.56           $1.35        16 %
  Return on average assets                                             1.51 %          1.33 %      18 bp
  Return on average common equity                                     15.43 %         14.42 %     101 bp

Adjusted financial data(1):
    Net income per common share                                       $1.59           $1.45        10 %
    Net income per common share - assuming dilution                   $1.56           $1.42        10 %

(1) Excludes amortization of goodwill

FINANCIAL INFORMATION (Cont.)
(Unaudited)
SUMMARY OF OPERATIONS
($ in thousands, except per-share data)                                                  QUARTER ENDED
                                                                December 31       September 30       June 30          March 31
                                                                   2002              2002             2002              2002
                                                                ------------      -----------      ------------      -----------
  Interest income                                                  $240,679         $252,682          $247,494         $246,239
  Interest expense                                                   64,256           70,517            72,763           75,321
                                                                ------------      -----------      ------------      -----------
      Net interest income                                           176,423          182,165           174,731          170,918
  Provision for loan losses                                          15,000           18,125            20,000           27,500
                                                                ------------      -----------      ------------      -----------
      Net interest income after provision                           161,423          164,040           154,731          143,418
                                                                ------------      -----------      ------------      -----------
  Noninterest income:
      Service charges on deposits                                    37,144           35,998            34,051           31,664
      Card-related fees                                              10,861           10,319             9,980            8,789
      Mortgage loan origination and servicing fees                    9,322            9,288             8,689            8,186
      Retail investment fees                                          6,200            8,028             8,171            8,089
      Trust fees                                                      5,693            6,027             6,331            6,343
      Insurance                                                       3,860            4,289             3,929            4,059
      Investment banking                                              3,309            2,965             5,763            2,996
      Other service, collection and exchange charges                  5,792            4,707             5,086            5,184
      Gain on sales of mortgage loans                                12,389            3,498             3,886            8,214
      Other operating income                                          2,444            5,407             4,670            4,638
      Securities gains (losses), net                                 (1,983)          (1,399)           (6,563)          (3,408)
                                                                ------------      -----------      ------------      -----------
            Noninterest income                                       95,031           89,127            83,993           84,754
                                                                ------------      -----------      ------------      -----------
  Noninterest expense:
      Salaries and employee benefits                                 72,598           72,607            73,501           70,558
      Occupancy and equipment                                        17,150           17,053            16,974           17,044
      Data processing                                                 9,245            8,459             8,476            8,380
      Amortization of goodwill                                            -                -                 -                -
      Amortization of other intangibles                              19,459           22,980             8,732            6,739
      Advertising and promotional expense                             6,037            6,035             5,078            5,321
      Stationery and supplies, postage and telecommunications         6,723            6,382             6,226            6,246
      Other operating expense                                        25,583           23,823            23,677           22,611
                                                                ------------      -----------      ------------      -----------
             Noninterest expense                                    156,795          157,339           142,664          136,899
                                                                ------------      -----------      ------------      -----------
   Income before income taxes                                        99,659           95,828            96,060           91,273
   Income tax expense                                                34,729           32,672            33,525           32,037
                                                                ------------      -----------      ------------      -----------
   Net income                                                       $64,930          $63,156           $62,535          $59,236
                                                                ============      ===========      ============      ===========
   Net income applicable to common shareholders                     $64,930          $63,156           $62,535          $59,236
                                                                ============      ===========      ============      ===========
   Adjusted net income (1)                                          $64,930          $63,156           $62,535          $59,236
                                                                ============      ===========      ============      ===========
   Adjusted net income applicable to common shareholders(1)         $64,930          $63,156           $62,535          $59,236
                                                                ============      ===========      ============      ===========

  Net income per common share                                         $0.42            $0.40             $0.40            $0.38
  Net income per common share - assuming dilution                     $0.41            $0.40             $0.39            $0.37
  Return on average assets                                             1.53 %           1.54 %            1.52 %           1.45 %
  Return on average common equity                                     15.66 %          15.51 %           15.61 %          14.94 %

Adjusted financial data(1):
    Net income per common share                                       $0.42            $0.40             $0.40            $0.38
    Net income per common share - assuming dilution                   $0.41            $0.40             $0.39            $0.37

(1) Excludes amortization of goodwill


FINANCIAL INFORMATION (Cont.)
(Unaudited)
SUMMARY OF OPERATIONS
($ in thousands, except per-share data)                         QUARTER ENDED
                                                                December 31
                                                                   2001
                                                                ------------
  Interest income                                                  $262,169
  Interest expense                                                   89,767
                                                                ------------
      Net interest income                                           172,402
  Provision for loan losses                                          29,250
                                                                ------------
      Net interest income after provision                           143,152
                                                                ------------
  Noninterest income:
      Service charges on deposits                                    32,380
      Card-related fees                                               8,427
      Mortgage loan origination and servicing fees                    8,279
      Retail investment fees                                          7,494
      Trust fees                                                      6,072
      Insurance                                                       2,976
      Investment banking                                              3,360
      Other service, collection and exchange charges                  5,047
      Gain on sales of mortgage loans                                 8,803
      Other operating income                                          3,726
      Securities gains (losses), net                                    424
                                                                ------------
            Noninterest income                                       86,988
                                                                ------------
  Noninterest expense:
      Salaries and employee benefits                                 69,775
      Occupancy and equipment                                        17,511
      Data processing                                                 7,754
      Amortization of goodwill                                        3,102
      Amortization of other intangibles                              14,267
      Advertising and promotional expense                             3,549
      Stationery and supplies, postage and telecommunications         5,818
      Other operating expense                                        21,913
                                                                ------------
            Noninterest expense                                     143,689
                                                                ------------
  Income before income taxes                                         86,451
  Income tax expense                                                 30,060
                                                                ------------
  Net income                                                        $56,391
                                                                ============
  Net income applicable to common shareholders                      $56,391
                                                                ============
  Adjusted net income (1)                                           $59,203
                                                                ============
  Adjusted net income applicable to common shareholders(1)          $59,203
                                                                ============

  Net income per common share                                         $0.36
  Net income per common share - assuming dilution                     $0.35
  Return on average assets                                             1.38 %
  Return on average common equity                                     14.51 %

Adjusted financial data(1):
    Net income per common share                                       $0.38
    Net income per common share - assuming dilution                   $0.37

(1) Excludes amortization of goodwill

FINANCIAL INFORMATION (Cont.)
(Unaudited)
AVERAGE BALANCES                                                        THREE MONTHS ENDED
($ in millions)
                                                          December 31        December 31         CHANGE
                                                             2002               2001
                                                         --------------     --------------     ------------
   Assets
    Cash and due from banks                                     $574.6             $544.4             6 %
    Short-term investments                                       286.5              136.8           109
    Securities                                                 3,571.6            3,321.7             8
    Mortgage loans held for sale                                 528.7              467.0            13
    Loans                                                     11,393.5           11,253.5             1
        Reserve for loan losses                                 (212.1)            (187.5)           13
                                                         --------------     --------------
             Loans, net                                       11,181.4           11,066.0             1
    Other assets                                                 840.6              796.6             6
                                                         --------------     --------------
        Total assets                                         $16,983.4          $16,332.5             4 %
                                                         ==============     ==============
  Liabilities
    Noninterest-bearing deposits                              $2,709.0           $2,393.1            13 %
    Interest-bearing deposits                                 10,406.1           10,279.0             1
                                                         --------------     --------------
        Total deposits                                        13,115.1           12,672.1             3
    Short-term borrowings                                        557.8              697.8           (20)
    Other liabilities                                            618.6              356.2            74
    Federal Home Loan Bank advances                            1,033.8            1,051.8            (2)
                                                         --------------     --------------
        Total liabilities                                     15,325.3           14,777.9             4

  Shareholders' equity                                         1,658.1            1,554.6             7
                                                         --------------     --------------
        Total liabilities and shareholders' equity           $16,983.4          $16,332.5             4 %
                                                         ==============     ==============



FINANCIAL INFORMATION (Cont.)
(Unaudited)
AVERAGE BALANCES                                                              YEAR ENDED
($ in millions)
                                                          December 31        December 31         CHANGE
                                                             2002               2001
                                                         --------------     --------------     ------------
  Assets
    Cash and due from banks                                     $544.2             $516.2             5 %
    Short-term investments                                       269.2              232.6            16
    Securities                                                 3,464.6            3,198.9             8
    Mortgage loans held for sale                                 397.5              311.2            28
    Loans                                                     11,274.9           11,622.8            (3)
        Reserve for loan losses                                 (208.7)            (182.1)           15
                                                         --------------     --------------
             Loans, net                                       11,066.2           11,440.7            (3)
    Other assets                                                 819.5              778.8             5
                                                         --------------     --------------
        Total assets                                         $16,561.2          $16,478.4             1 %
                                                         ==============     ==============
  Liabilities
    Noninterest-bearing deposits                              $2,490.0           $2,221.9            12 %
    Interest-bearing deposits                                 10,376.7           10,386.4             -
                                                         --------------     --------------
        Total deposits                                        12,866.7           12,608.3             2
    Short-term borrowings                                        625.6              948.5           (34)
    Other liabilities                                            409.7              254.0            61
    Federal Home Loan Bank advances                            1,040.0            1,116.0            (7)
                                                         --------------     --------------
        Total liabilities                                     14,942.0           14,926.8             -

  Shareholders' equity                                         1,619.2            1,551.6             4
                                                         --------------     --------------
        Total liabilities and shareholders' equity           $16,561.2          $16,478.4             1 %
                                                         ==============     ==============


FINANCIAL INFORMATION (Cont.)
(Unaudited)
PERIOD-END BALANCES
($ in millions)
                                                            December 31          December 31
                                                               2002                 2001                CHANGE
                                                           --------------       --------------      --------------
  Assets
    Cash and due from banks                                       $729.0               $670.4               9 %
    Short-term investments                                         383.3                 46.4             726
    Securities                                                   3,651.7              3,491.2               5
    Mortgage loans held for sale                                   526.3                566.9              (7)
    Loans:
        Commercial                                               2,876.5              2,962.4              (3)
        Small business                                           2,507.8              2,490.8               1
        Consumer                                                 6,107.9              5,787.8               6
                                                           --------------       --------------
            Total loans                                         11,492.2             11,241.0               2
        Reserve for loan losses                                   (212.8)              (195.8)              9
                                                           --------------       --------------
             Loans, net                                         11,279.4             11,045.2               2
    Other assets                                                   823.0                798.1               3
                                                           --------------       --------------
        Total assets                                           $17,392.7            $16,618.2               5 %
                                                           ==============       ==============

  Liabilities
    Noninterest-bearing deposits                                $2,867.3             $2,484.8              15 %
    Interest-bearing deposits                                   10,613.7             10,468.3               1
                                                           --------------       --------------
        Total deposits                                          13,481.0             12,953.1               4
    Short-term borrowings                                          575.5                752.7             (24)
    Other liabilities                                              553.1                309.6              79
    Federal Home Loan Bank advances                              1,102.2              1,043.0               6
                                                           --------------       --------------
        Total liabilities                                       15,711.8             15,058.4               4
                                                           --------------       --------------
  Shareholders' equity
    Common stock                                                   319.2                311.7               2
    Surplus                                                        490.1                446.9              10
    Retained earnings                                            1,010.7                850.3              19
    Treasury stock                                                (142.9)               (35.9)            298
    Accumulated other comprehensive
           income                                                   25.4                 13.3              91
    Unearned compensation                                          (21.6)               (26.5)            (18)
                                                           --------------       --------------
        Total shareholders' equity                               1,680.9              1,559.8               8
                                                           --------------       --------------
        Total liabilities and shareholders' equity             $17,392.7            $16,618.2               5 %
                                                           ==============       ==============

FINANCIAL INFORMATION (Cont.)
(Unaudited)
PERIOD-END BALANCES
($ in millions)
                                                                   September 30
                                                                       2002                CHANGE
                                                                  --------------      --------------
  Assets
    Cash and due from banks                                              $683.7               7 %
    Short-term investments                                                101.0             280
    Securities                                                          3,351.0               9
    Mortgage loans held for sale                                          470.4              12
    Loans:
        Commercial                                                      2,803.1               3
        Small business                                                  2,541.8              (1)
        Consumer                                                        6,073.5               1
                                                                  --------------
            Total loans                                                11,418.4               1
        Reserve for loan losses                                          (212.3)              -
                                                                  --------------
             Loans, net                                                11,206.1               1
    Other assets                                                          821.0               -
                                                                  --------------
        Total assets                                                  $16,633.2               5 %
                                                                  ==============
  Liabilities
    Noninterest-bearing deposits                                       $2,719.4               5 %
    Interest-bearing deposits                                          10,352.7               3
                                                                  --------------
        Total deposits                                                 13,072.1               3
    Short-term borrowings                                                 562.7               2
    Other liabilities                                                     348.2              59
    Federal Home Loan Bank advances                                     1,002.4              10
                                                                  --------------
        Total liabilities                                              14,985.4               5
                                                                  --------------
  Shareholders' equity
    Common stock                                                          319.1               -
    Surplus                                                               487.6               1
    Retained earnings                                                     969.1               4
    Treasury stock                                                       (128.5)             11
    Accumulated other comprehensive
           income                                                          27.0              (6)
    Unearned compensation                                                 (26.5)            (18)
                                                                  --------------
        Total shareholders' equity                                      1,647.8               2
                                                                  --------------
        Total liabilities and shareholders' equity                    $16,633.2               5 %
                                                                  ==============

FINANCIAL INFORMATION (Cont.)
(Unaudited)
PERIOD-END BALANCES
($ in millions)
                                                        December 31       September 30          June 30          March 31
                                                            2002              2002               2002              2002
                                                       -------------     -------------      -------------     -------------
  Assets
    Cash and due from banks                                  $729.0            $683.7             $543.7            $424.2
    Short-term investments                                    383.3             101.0              116.6             517.8
    Securities                                              3,651.7           3,351.0            3,280.3           3,405.1
    Mortgage loans held for sale                              526.3             470.4              381.5             347.7
    Loans:
        Commercial                                          2,876.5           2,803.1            2,849.4           2,805.5
        Small business                                      2,507.8           2,541.8            2,502.8           2,458.8
        Consumer                                            6,107.9           6,073.5            5,993.3           5,816.0
                                                       -------------     -------------      -------------     -------------
            Total loans                                    11,492.2          11,418.4           11,345.5          11,080.3
        Reserve for loan losses                              (212.8)           (212.3)            (212.3)           (205.2)
                                                       -------------     -------------      -------------     -------------
             Loans, net                                    11,279.4          11,206.1           11,133.2          10,875.1
    Other assets                                              823.0             821.0              830.4             803.3
                                                       -------------     -------------      -------------     -------------
        Total assets                                      $17,392.7         $16,633.2          $16,285.7         $16,373.2
                                                       =============     =============      =============     =============
  Liabilities
    Noninterest-bearing deposits                           $2,867.3          $2,719.4           $2,401.2          $2,326.6
    Interest-bearing deposits                              10,613.7          10,352.7           10,380.3          10,445.4
                                                       -------------     -------------      -------------     -------------
        Total deposits                                     13,481.0          13,072.1           12,781.5          12,772.0
    Short-term borrowings                                     575.5             562.7              628.3             665.1
    Other liabilities                                         553.1             348.2              218.9             307.9
    Federal Home Loan Bank advances                         1,102.2           1,002.4            1,042.6           1,042.8
                                                       -------------     -------------      -------------     -------------
        Total liabilities                                  15,711.8          14,985.4           14,671.3          14,787.8
                                                       -------------     -------------      -------------     -------------
  Shareholders' equity
    Common stock                                              319.2             319.1              318.2             315.9
    Surplus                                                   490.1             487.6              481.4             468.6
    Retained earnings                                       1,010.7             969.1              927.8             887.5
    Treasury stock                                           (142.9)           (128.5)            (104.1)            (60.1)
    Accumulated other comprehensive
           income                                              25.4              27.0               17.6                 -
    Unearned compensation                                     (21.6)            (26.5)             (26.5)            (26.5)
                                                       -------------     -------------      -------------     -------------
        Total shareholders' equity                          1,680.9           1,647.8            1,614.4           1,585.4
                                                       -------------     -------------      -------------     -------------
        Total liabilities and shareholders' equity        $17,392.7         $16,633.2          $16,285.7         $16,373.2
                                                       =============     =============      =============     =============

FINANCIAL INFORMATION (Cont.)
(Unaudited)
PERIOD-END BALANCES
($ in millions)
                                                       December 31
                                                           2001
                                                       -------------
  Assets
    Cash and due from banks                                  $670.4
    Short-term investments                                     46.4
    Securities                                              3,491.2
    Mortgage loans held for sale                              566.9
    Loans:
        Commercial                                          2,962.4
        Small business                                      2,490.8
        Consumer                                            5,787.8
                                                       -------------
            Total loans                                    11,241.0
        Reserve for loan losses                              (195.8)
                                                       -------------
             Loans, net                                    11,045.2
    Other assets                                              798.1
                                                       -------------
        Total assets                                      $16,618.2
                                                       =============
  Liabilities
    Noninterest-bearing deposits                           $2,484.8
    Interest-bearing deposits                              10,468.3
                                                       -------------
        Total deposits                                     12,953.1
    Short-term borrowings                                     752.7
    Other liabilities                                         309.6
    Federal Home Loan Bank advances                         1,043.0
                                                       -------------
        Total liabilities                                  15,058.4
                                                       -------------
  Shareholders' equity
    Common stock                                              311.7
    Surplus                                                   446.9
    Retained earnings                                         850.3
    Treasury stock                                            (35.9)
    Accumulated other comprehensive
           income                                              13.3
    Unearned compensation                                     (26.5)
                                                       -------------
        Total shareholders' equity                          1,559.8
                                                       -------------
        Total liabilities and shareholders' equity        $16,618.2
                                                       =============

FINANCIAL INFORMATION (Cont.)
(Unaudited)
SELECTED FINANCIAL DATA
                                                          4Q 2002            3Q 2002             2Q 2002             1Q 2002
                                                       --------------      -------------      --------------      --------------
    Net income per common share                                $0.42              $0.40               $0.40               $0.38
    Net income per common share - assuming dilution            $0.41              $0.40               $0.39               $0.37
    Adjusted financial data(1)
        Net income per common share                            $0.42              $0.40               $0.40               $0.38
        Net income per common share - assuming dilution        $0.41              $0.40               $0.39               $0.37
    Return on average assets                                    1.53 %             1.54 %              1.52 %              1.45 %
    Return on average common equity                            15.66 %            15.51 %             15.61 %             14.94 %
    Return on average total equity                             15.66 %            15.51 %             15.61 %             14.94 %
    Net interest margin--taxable equivalent                     4.50 %             4.79 %              4.63 %              4.59 %
    Efficiency ratio                                           56.94 %            57.28 %             53.36 %             52.40 %
    Adjusted efficiency ratio(1)                               56.94 %            57.28 %             53.36 %             52.40 %
    Common shares outstanding (000s)                         157,412            158,123             158,915             159,895
    Average common shares outstanding (000s)(2)              155,762            156,337             157,548             157,610
    Average common shares outstanding (000s)
          - assuming dilution(2)                             158,053            159,208             160,570             160,989
    Book value per common share                               $10.79             $10.56              $10.29              $10.04
    Average equity as a % of average assets                     9.76 %             9.90 %              9.76 %              9.68 %
    Leverage ratio                                              8.45 %             8.50 %              8.37 %              8.34 %

CREDIT QUALITY DATA
($ in thousands)
    Nonperforming loans                                      $54,880            $58,884             $63,408             $72,142
    Foreclosed assets                                          5,919              5,470               6,406               5,921
    Excess bank-owned property                                   902                978                 978               1,450
                                                       --------------      -------------      --------------      --------------
        Total nonperforming assets                           $61,701            $65,332             $70,792             $79,513
                                                       ==============      =============      ==============      ==============
    Loans 90 days or more past due                           $10,843             $9,124              $7,789              $7,456
    Provision for loan losses                                $15,000            $18,125             $20,000             $27,500
    Net charge-offs                                          $14,578            $18,125             $12,894             $18,029
    Reserve for loan losses                                 $212,765           $212,343            $212,343            $205,237
    Net charge-offs as a % of average loans                     0.51 %             0.64 %              0.46 %              0.65 %
    Reserves as a % of total loans                              1.85 %             1.86 %              1.87 %              1.85 %
    Reserves as a % of nonperforming loans                    387.69 %           360.61 %            334.88 %            284.49 %
    Nonperforming loan ratio                                    0.48 %             0.52 %              0.56 %              0.65 %
    Nonperforming asset ratio                                   0.54 %             0.57 %              0.62 %              0.72 %

(1)    Excluding amortization of goodwill
(2)    net of uncommitted ESOP shares

FINANCIAL INFORMATION (Cont.)
(Unaudited)
SELECTED FINANCIAL DATA
                                                           4Q 2001
                                                       --------------
    Net income per common share                                $0.36
    Net income per common share - assuming dilution            $0.35
    Adjusted financial data(1)
        Net income per common share                            $0.38
        Net income per common share - assuming dilution        $0.37
    Return on average assets                                    1.38 %
    Return on average common equity                            14.51 %
    Return on average total equity                             14.51 %
    Net interest margin--taxable equivalent                     4.58 %
    Efficiency ratio                                           55.00 %
    Adjusted efficiency ratio(1)                               53.81 %
    Common shares outstanding (000s)                         159,067
    Average common shares outstanding (000s)(2)              156,859
    Average common shares outstanding (000s)
          - assuming dilution(2)                             159,494
    Book value per common share                                $9.94
    Average equity as a % of average assets                     9.52 %
    Leverage ratio                                              8.14 %

CREDIT QUALITY DATA
($ in thousands)
    Nonperforming loans                                      $70,888
    Foreclosed assets                                          5,782
    Excess bank-owned property                                 1,482
                                                       --------------
        Total nonperforming assets                           $78,152
                                                       ==============
    Loans 90 days or more past due                            $8,037
    Provision for loan losses                                $29,250
    Net charge-offs                                          $15,687
    Reserve for loan losses                                 $195,766
    Net charge-offs as a % of average loans                     0.56 %
    Reserves as a % of total loans                              1.74 %
    Reserves as a % of nonperforming loans                    276.16 %
    Nonperforming loan ratio                                    0.63 %
    Nonperforming asset ratio                                   0.69 %

(1)    Excluding amortization of goodwill
(2)    net of uncommitted ESOP shares

FINANCIAL INFORMATION (Cont.)
(Unaudited)
AVERAGE BALANCES, INTEREST
AND RATES
(Average balances $ in millions,
taxable-equivalent interest $ in thousands)                                     QUARTER ENDED
                                                                December 31, 2002                        September 30, 2002
                                                       ----------------------------------       ---------------------------------
                                                       Average                                  Average
                                                       Balance      Interest     Rate           Balance     Interest      Rate
                                                       ----------------------------------       ---------------------------------
Assets
   Interest-earning assets:
       Loans                                            $11,393.5     $193,204    6.73 %         $11,379.3    $202,890    7.08 %
       Securities                                         3,571.6       40,795    4.57             3,373.6      44,791    5.31
       Short-term investments                               286.5        1,349    1.87               180.8       1,205    2.65
       Mortgage loans held for sale                         528.7        7,283    5.51               380.4       5,783    6.08
                                                       -----------  -----------                 -----------  ----------
           Total interest-earning assets                 15,780.3     $242,631    6.11 %          15,314.1    $254,669    6.61 %
                                                                    -----------                              ----------
   Reserve for loan losses                                 (212.1)                                  (211.8)
   Noninterest-earning assets                             1,415.2                                  1,352.4
                                                       -----------                              -----------
           Total assets                                 $16,983.4                                $16,454.7
                                                       ===========                              ===========
Liabilities and shareholders' equity
   Interest-bearing liabilities:
       NOW/Money market/Savings accounts                 $5,620.0      $14,139    1.00 %          $5,417.9     $16,136    1.18 %
       Other consumer time deposits                       2,464.0       20,677    3.33             2,542.0      23,120    3.61
       Public fund certificates of deposit
          of $100,000 or more                               843.1        4,666    2.20               903.2       5,366    2.36
       Certificates of deposit of $100,000 or more          905.0        7,636    3.35               906.8       8,106    3.55
       Foreign time deposits                                574.0        1,947    1.35               564.4       2,184    1.53
                                                       -----------  -----------                 -----------  ----------
           Total interest-bearing deposits               10,406.1       49,065    1.87            10,334.3      54,912    2.11
       Short-term borrowings                                557.8        1,795    1.28               622.8       2,294    1.46
       Federal Home Loan Bank advances                    1,033.8       13,396    5.14             1,040.7      13,311    5.07
                                                       -----------  -----------                 -----------  ----------
           Total interest-bearing liabilities            11,997.7      $64,256    2.12 %          11,997.8     $70,517    2.33 %
                                                       -----------  -----------                 -----------  ----------
   Noninterest-bearing liabilities:
       Noninterest-bearing deposits                       2,709.0                                  2,474.2
       Other liabilities                                    618.6                                    353.6
                                                       -----------                              -----------
           Total noninterest-bearing liabilities          3,327.6                                  2,827.8
                                                       -----------                              -----------
   Total shareholders' equity                             1,658.1                                  1,629.1
                                                       -----------                              -----------
           Total liabilities and shareholders' equity   $16,983.4                                $16,454.7
                                                       ===========                              ===========
Net interest income/margin                                            $178,375    4.50 %                      $184,152    4.79 %
                                                                    ===========                              ==========

FINANCIAL INFORMATION (Cont.)
(Unaudited)
AVERAGE BALANCES, INTEREST
AND RATES
(Average balances $ in millions,
taxable-equivalent interest $ in thousands)                       QUARTER ENDED
                                                                December 31, 2001
                                                       ----------------------------------
                                                       Average
                                                       Balance      Interest     Rate
                                                       ----------------------------------
Assets
   Interest-earning assets:
       Loans                                            $11,253.5     $211,634    7.47 %
       Securities                                         3,321.7       44,653    5.38
       Short-term investments                               136.8          775    2.25
       Mortgage loans held for sale                         467.0        7,386    6.34
                                                       -----------  -----------
           Total interest-earning assets                 15,179.0     $264,448    6.93 %
                                                                    -----------
   Reserve for loan losses                                 (187.5)
   Noninterest-earning assets                             1,341.0
                                                       -----------
           Total assets                                 $16,332.5
                                                       ===========
Liabilities and shareholders' equity
   Interest-bearing liabilities:
       NOW/Money market/Savings accounts                 $5,326.3      $21,321    1.59 %
       Other consumer time deposits                       2,656.0       31,253    4.67
       Public fund certificates of deposit
          of $100,000 or more                               798.6        6,571    3.26
       Certificates of deposit of $100,000 or more          913.6       11,013    4.78
       Foreign time deposits                                584.5        2,829    1.92
                                                       -----------  -----------
           Total interest-bearing deposits               10,279.0       72,987    2.82
       Short-term borrowings                                697.8        3,296    1.87
       Federal Home Loan Bank advances                    1,051.8       13,484    5.09
                                                       -----------  -----------
           Total interest-bearing liabilities            12,028.6      $89,767    2.96 %
                                                       -----------  -----------
   Noninterest-bearing liabilities:
       Noninterest-bearing deposits                       2,393.1
       Other liabilities                                    356.2
                                                       -----------
           Total noninterest-bearing liabilities          2,749.3
                                                       -----------
   Total shareholders' equity                             1,554.6
                                                       -----------
           Total liabilities and shareholders' equity   $16,332.5
                                                       ===========
Net interest income/margin                                            $174,681    4.58 %
                                                                    ===========


FINANCIAL INFORMATION (Cont.)
(Unaudited)
AVERAGE BALANCES, INTEREST
AND RATES
(Average balances $ in millions,
taxable-equivalent interest $ in thousands)                            YEAR ENDED
                                                                    December 31, 2002
                                                       -----------------------------------------
                                                         Average
                                                         Balance         Interest       Rate
                                                       -----------------------------------------
Assets
   Interest-earning assets:
       Loans                                             $11,274.9        $788,858       7.00 %
       Securities                                          3,464.6         176,239       5.09
       Short-term investments                                269.2           6,158       2.29
       Mortgage loans held for sale                          397.5          24,043       6.05
                                                       ------------     -----------
           Total interest-earning assets                  15,406.2        $995,298       6.46 %
                                                                        -----------
   Reserve for loan losses                                  (208.7)
   Noninterest-earning assets                              1,363.7
                                                       ------------
           Total assets                                  $16,561.2
                                                       ============
Liabilities and shareholders' equity
   Interest-bearing liabilities:
       NOW/Money market/Savings accounts                  $5,521.1         $63,866       1.16 %
       Other consumer time deposits                        2,529.5          94,880       3.75
       Public fund certificates of deposit
          of $100,000 or more                                884.7          21,006       2.37
       Certificates of deposit of $100,000 or more           881.2          32,447       3.68
       Foreign time deposits                                 560.2           8,418       1.50
                                                       ------------     -----------
           Total interest-bearing deposits                10,376.7         220,617       2.13
       Short-term borrowings                                 625.6           9,006       1.44
       Federal Home Loan Bank advances                     1,040.0          53,234       5.12
                                                       ------------     -----------
           Total interest-bearing liabilities             12,042.3        $282,857       2.35 %
                                                       ------------     -----------
   Noninterest-bearing liabilities:
       Noninterest-bearing deposits                        2,490.0
       Other liabilities                                     409.7
                                                       ------------
           Total noninterest-bearing liabilities           2,899.7
                                                       ------------
   Total shareholders' equity                              1,619.2
                                                       ------------
           Total liabilities and shareholders' equity    $16,561.2
                                                       ============
Net interest income/margin                                                $712,441       4.62 %
                                                                        ===========

FINANCIAL INFORMATION (Cont.)
(Unaudited)
AVERAGE BALANCES, INTEREST
AND RATES
(Average balances $ in millions,
taxable-equivalent interest $ in thousands)                            YEAR ENDED
                                                                    December 31, 2001
                                                       -----------------------------------------
                                                         Average
                                                         Balance         Interest       Rate
                                                       -----------------------------------------
Assets
   Interest-earning assets:
       Loans                                             $11,622.8        $948,006       8.16 %
       Securities                                          3,198.9         191,497       5.99
       Short-term investments                                232.6           9,026       3.88
       Mortgage loans held for sale                          311.2          20,449       6.57
                                                       ------------     -----------
           Total interest-earning assets                  15,365.5      $1,168,978       7.61 %
                                                                        -----------
   Reserve for loan losses                                  (182.1)
   Noninterest-earning assets                              1,295.0
                                                       ------------
           Total assets                                  $16,478.4
                                                       ============
Liabilities and shareholders' equity
   Interest-bearing liabilities:
       NOW/Money market/Savings accounts                  $5,142.7        $133,686       2.60 %
       Other consumer time deposits                        2,784.9         144,793       5.20
       Public fund certificates of deposit
          of $100,000 or more                                830.8          38,729       4.66
       Certificates of deposit of $100,000 or more         1,044.7          58,919       5.64
       Foreign time deposits                                 583.3          20,741       3.56
                                                       ------------     -----------
           Total interest-bearing deposits                10,386.4         396,868       3.82
       Short-term borrowings                                 948.5          38,833       4.09
       Federal Home Loan Bank advances                     1,116.0          59,028       5.29
                                                       ------------     -----------
           Total interest-bearing liabilities             12,450.9        $494,729       3.97 %
                                                       ------------     -----------
   Noninterest-bearing liabilities:
       Noninterest-bearing deposits                        2,221.9
       Other liabilities                                     254.0
                                                       ------------
           Total noninterest-bearing liabilities           2,475.9
                                                       ------------
   Total shareholders' equity                              1,551.6
                                                       ------------
           Total liabilities and shareholders' equity    $16,478.4
                                                       ============
Net interest income/margin                                                $674,249       4.39 %
                                                                        ===========